Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        for the month ending May 31, 1998





                          Document          Previously          Explanation
Required                  Attached           Submitted           Attached
Attachments:

1.  Tax Receipts            ( )                 (X)                 ( )

2.  Bank Statements         (X)                 ( )                 ( )

3.  Most recently           ( )                 (X)                 ( )
   filed Income Tax
   Return

4.  Most recent             ( )                 (X)                 ( )
   Annual Financial
   Statements
   prepared by
   accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


     /s/  Windle R. Ewing                           Vice President
------------------------------               ------------------------------
SIGNATURE OF RESPONSIBLE PARTY                          TITLE



          Windle R. Ewing                           September 29, 1998
------------------------------               ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       TITLE



PREPARER:


     /s/  Tom Matta                                 Accounting Manager
------------------------------               ------------------------------
SIGNATURE OF PREPARER                                   TITLE



     Tom Matta                                      September 9, 1998
------------------------------               ------------------------------
PRINTED NAME OF PREPARER                                DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                           Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)



                            Comparative Balance Sheet

         Assets                                       Month              Month
                                                      4/30/98            5/31/98

 1       Cash                                         $   152,254        $   413,241
 2       Accounts Receivable (Net)                      4,725,835          5,345,815
 3       Inventory                                         34,190             34,190
 4       Notes Receivable
 5       Prepaid Expenses                                  31,822             25,487
 6       Other (Attach List)                                    0                  0
 7       Total Current Assets                         $ 4,944,101        $ 5,818,733
 8       Property, Plant & Equipment                   14,723,390         14,708,881
 9       Less: Accumulated
         Depreciation/Depletion                         9,121,547          9,119,449
 10      Net Property, Plant & Equipment                5,601,843          5,589,432
 11      Due From Affiliates & Insiders
 12      Intangibles (Attach List)                      5,026,018          5,026,018
 12a     Debt Issuance Cost                                     0                  0
 13      Other (Attach List)                                    0                  0
 14      Total Assets                                 $15,571,962        $ 16,434,183


 Postpetition Liabilities
 15      Accounts Payable                               7,996,599          8,698,111
 15a     Accrued Telecommunications Costs                 927,207            972,164
 16      Taxes Payable
 16a     Accrued Taxes Payable
 17      Notes Payable
 18      Professional Fees
 19      Secured Debt
 20      Due To Affiliates & Insiders
 21      Other (Attach List)
 22      Total Postpetition Liabilities               $ 8,923,806       $  9,670,274


 Prepetition Liabilities
 23.     Secured Debt                                   7,481,709          7,930,339
 24.     Priority Debt (Attach List)                      191,175            191,375
 24a     Redeemable Preferred Stock                     1,620,000          1,620,000
 25      Unsecured Debt                                47,581,372         47,237,492
 26      Other (Attach List)
 27      Total Prepetition Liabilities                $56,874,256        $56,979,206
 28      Total Liabilities                            $65,798,062        $66,649,480


 Equity
 29      Owner's Prepetition Equity                   (12,258,875)       (12,258,875)
 30      Postpetition Cumulative
           Profit or (Loss)                           (37,967,225)       (37,956,422)
 31.     Total Equity (Deficit)                      $(50,226,100)      $(50,215,297)
 32      Total Liabilities & Owner's Equity          $(15,571,962)      $ 16,434,183


Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                                             Month                   Month

                                                         Apr, 1998               May, 1998
                                                         ---------               ---------
         Revenues
         1 Gross Revenues                              $ 2,028,347             $ 1,878,321
         2 Less: Returns & Discounts                        20,914                  19,834
         3 Net Revenue                                 $ 2,007,433             $ 1,858,487

         Cost Of Goods Sold

         4 Beginning Inventory
         5 Add: Purchases
         6 Less: Ending Inventory
         7 Cost Of Goods Sold                            1,825,468               1,522,829
         8 Gross Profit                                    181,965                 335,658

         Operating Expenses

         9  Officer/Insider Compensation                    43,212                  14,615
         10 Direct Labor/Salaries                          261,852                 120,645
         11 Payroll Taxes                                   32,811                  11,790
         12 Rent & Lease Expense                            22,165                  24,935
         13 Insurance                                       26,822                  26,642
         14 Depreciation/Amortization                        -                        -
         15 General & Administrative                       121,332                  73,734
         16 Other (Attach List)
         17 Total Operating Expenses                       508,194                 272,361
         18 Operating Income                           $  (326,229)         $       63,297

         Other Income & Expenses

         19 Other Income (Attach List)
         20 Other Expenses (Attach List)
         21 Interest Expense                               (68,661)                (39,111)
         22 Other                                           (9,458)                   -
         23 Net Other Income & Expenses                    (78,119)                (39,111)

         Reorganization Expenses

         24 Professional Fees
         25 U.S. Trustee Fees                              (28,569)                (13,383)
         26 Other (Attach List)
         27 Total Reorganization Expenses
         28 Income Tax
         29 Net Profit (Loss)                        $    (432,917)      $          10,803


Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                  Accrual Basis -4



CASH RECEIPTS AND
DISBURSEMENTS


                        TOTAL SATEL        TOTAL SATEL         TOTAL SATEL        TOTAL SATEL

                            A/P             MAIN OPER.             P/R              GREYROCK
1. BEG. BAL              (17,196.18)       (140,693.72)          46,194.92         129,413.03
2. CASH                        -                  -                   -                  -
   SALES
3. RECEIPTS                    -          1,863,022.68                -             51,768.98
4. LOANS &                     -                  -                   -                  -
   ADVANCES
5. SALE                        -                  -                   -                  -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER

                          (443,834.83)      779,055.82          233,959.36          42,341.01
                     -----------------  --------------      --------------     --------------

7. TOTAL
   RECEIPTS             (443,834.83)      2,642,078.50          233,959.36          94,109.99
8. TOTAL
   CASH AVAIL.           (461,031.01)     2,501,384.78          280,154.28         223,523.02
                     ----------------   --------------      --------------     --------------
*DISBURSE-
  MENTS                        -         (2,027,241.53)        (288,539.95)              -
EOM
BALANCE                 (461,031.01)        474,143.25           (8,385.67)        223,523.02
                     ---------------    --------------      ---------------    --------------




                          TOTAL SATEL       TOTAL SATEL        TOTAL SATEL        TOTAL SATEL

                            MISC.            CD & NEC         PETTY CASH
1. BEG. BAL               167,248.29          40,867.47          4,062.00         229,895.81
2. CASH                        -                  -                 -                  -
   SALES
3. RECEIPTS                    -                  -                 -           1,914,791.66
4. LOANS &                     -                  -                 -                  -
   ADVANCES
5. SALE                        -                  -                 -                  -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER               80,224.50               -                 -              691,745.86
                     ----------------   --------------      --------------     --------------
7. TOTAL
   RECEIPTS                80,224.50              -                 -            2,606,537.52
8. TOTAL
   CASH AVAIL.            247,472.79         40,867.47            4,062.00       2,836,433.33
                     ----------------   --------------      --------------     --------------
*DISBURSE-
  MENTS                 (107,511.09)              -                 -           (2,423,292.57)
EOM
BALANCE                  139,961.70          40,867.47            4,062.00         413,140.76
                     ---------------    --------------      ---------------    --------------



* See attached detail of disbursements by check number, date, payee and amount.

Debtor:       SA Telecommunications, Inc. and Subsidiaries     Accrual Basis-5

Case No:      97-2395 through 97-2401

Accounts Receivable Aging
                     0 - 30 days old                           $    2,615,436
                     31 - 60 days old                                 834,356
                     61 - 90 days old                                 287,157
                     91 + days old                                  1,608,867
                     Total Accounts Receivable                 $    5,345,816
                     Amount Considered Uncollectable                        -
                     Account Receivable                        $    5,345,816


Aging Of Postpetition Accounts Payable
                   0 - 30      31 - 60      61 - 90        91+
                    Days         Days         Days        Days        Total
--------------------------------------------------------------------------------

Accounts        $            $            $            $           $
Payable         7,599,413    -            -            1,098,698   8,698,111



Status Of Postpetition Taxes

                    Beginning      Amount                    Ending
                       Tax        Withheld      Amount         Tax    Delinquent
                    Liability*   Or Accrued      Paid       Liability   Taxes
Federal
Withholding**        19,398       14,765      14,765        19,398
FICA-Employee**      11,488        9,163       9,163        11,488
FICA-Employer"       11,488        9,163       9,163        11,488
Unemployment          1,006           12          12         1,006
Income
Other (Attach
List)
Total Federal        43,380       33,103      33,103        43,380          -
Taxes
State And Local
Withholding           2,722        2,965       2,965         2,722
Sales               509,750     *            227,348       509,750
                                 227,348
Excise
Unemployment          6,714          480         480         6,714
Real Property
Personal Property
Other (Attach
List)
Total State &       519,186      230,793     230,793       519,186          -
Local
Total Taxes         562,566      263,896     263,896       562,565          -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit



Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)       SA TELECOMMUNICATIONS, INC. ACCRUAL BASIS - 6



BANK RECONCILIATIONS              Acct #1         Acct #2         Acct #3         Acct #4         Acct #5
                                    USC             USC             USC             NEC             LDN
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo       Various      Southwest Bank
B.  Acct #                      4311-269112     4311-269120     4311-269138       Various         9050078
C.  Purpose                         A/P          Operating        Payroll     Misc.Depository     Savings
                                    ---          ---------        -------     ---------------     -------

1   Balance per Bank                   -        275,662.88               -       17,469.31             2,516.96
Statement
2   + Deposits not credited                           -                  -                              6.65
3   - Outstanding Checks        (443,834.83)          -                -             -                     -
4   +/- Other Reconciling              -        139,808.13                           -                     -
items                                                            10,701.08
                               ============== ================ ============== ================ ===============
5   Month End Balance per       (443,834.83)    415,471.01        10,701.08      17,469.31         2,523.61
books
                               ============== ================ ============== ================ ===============


BANK RECONCILIATIONS              Acct #6         Acct #7          Acct #8          Acct #9
                                    USC             USC              USC             AddTel
A.  Bank                          Compass       Wells Fargo           na          Wells Fargo
B.  Acct #                      712-0018-3      4311-269146         Petty          690018810
C.  Purpose                      Greyrock        Insurance      Cash Accounts    Sales Tax Acct
                                 --------        ---------      -------------    --------------

1   Balance per Bank               112,018.94      137,656.82         586.43        15,099.44
Statement
2   + Deposits not credited
3   - Outstanding Checks                 -         (12,794.56)        -                -
4   +/- Other Reconciling
items                                (827.49)            -            -                -
                              ================ =============== ================= ===============
5  Month End Balance per books    111,191.45       124,862.26         586.43        15,099.44
                              ================ =============== ================= ===============



Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                SA TELECOMMUNICATIONS, INC.  ACCRUAL BASIS - 6


BANK RECONCILIATIONS             Acct #10         Acct #11        Acct #12       Acct #13         Acct #14
                                  AddTel           AddTel          AddTel         AddTel           AddTel
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo
B.  Acct #                      0933 051211   1290-000025-000   4443-332515     4443-332762     0933 041063
C.  Purpose                      Operating           CD           Greyrock    Returned Checks          -
                                 ---------    ---------------     --------    ---------------
1   Balance per Bank             105,158.02      20,874.55      112,331.65                      -                -
Statement
2   + Deposits not credited
3   - Outstanding Checks         (54,369.04)
4   +/- Other Reconciling         (9,312.92)                                          -
items                                                           (0.08)
                               ============== ================= ============= ================ ===============
5   Month End Balance per         41,476.06      20,874.55        112,331.57          -                -
books
                               ============== ================= ============= ================ ===============



BANK RECONCILIATIONS               Acct #15         Acct #16         Acct #17         Acct #18
                                    AddTel           AddTel          Uniquest         Uniquest
A.  Bank                          Wells Fargo          na            Compass      Bank of America
B.  Acct #                        934 041063                        711 9526 0      83130 00519
C.  Purpose                       Payroll/ZBA      Petty Cash          A/P            Payroll
                                  -----------      ----------          ---            -------
1   Balance per Bank                       -           3,475.57           -                -
Statement
2   + Deposits not credited
3   - Outstanding Checks           (19,551.91)                            -                -
4   +/- Other Reconciling items        465.16                             -                -

                               ================= =============== ================= ===============
5   Month End Balance per books    (19,086.75)         3,475.57           -                -
                               ================= =============== ================= ===============



Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                  ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders




                                                               Type of            Amount
            Name                        Position               Payment             Paid
 1    Igor Mamantov               VP-Corp Development          Payroll           Resigned
 2    Dennis Lee Gundy            VP-Operations                Payroll           $ 9,230.76
 3    Jeffery M. Petrie           VP-Telemarketing             Payroll           Resigned
 4    Windle R. Ewing             VP-Tariffs and Reg. Affair   Payroll             5,384.60
 5    Thomas J. Brighi            VP-Telemarketing             Payroll           Resigned
 6    George M. Trevino           Controller                   Payroll           Resigned
 7    Kellie Watts                Asst. General Counsel        Payroll           Resigned
 8    Julie Judd                  HR Administrator             Payroll           Resigned
 9    Cheryl Leahy                Asst. Controller             Payroll           Resigned
 10   Chuck Leblo                                              Payroll           Resigned
                                                     Total Payments to Insiders $ 14,615.36

                                                  Professionals



                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals



                          Adequate Protections Payments

                                 Scheduled Monthly      Amounts Paid          Total Unpaid
       Name of Creditor            Payments Due       During the Month        Post Petition
1                                       None               None                   -
2
3
4
5

                   Total          $      -              $    -


                                                               ACCRUAL BASIS-8

97-02395PJW THRU 97- 02401PJW


--------------------------------------------------------- ---------- ----------
QUESTIONNAIRE                                                 YES        NO
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                  X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                 X (1)
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                 X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                              X (2)
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                    X (3)
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
6.       Are any postpetition payroll taxes past due?                     X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                             X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
8.       Are any postpetition real estate taxes past due?                 X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
9.       Are any other postpetition taxes past due?                       X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
10. Are any amounts owed to postpetition creditors past due?
                                                                          X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                X
--------------------------------------------------------- ---------- ----------
--------------------------------------------------------- ---------- ----------
12.      Are any wage payments past due?                                  X
--------------------------------------------------------- ---------- ----------
If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1) Prepetition  accounts  retained during this period per court order.

(2) Only items such as payroll and benefits approved by court order.

(3) Only amounts per D.I.P. Financing Agreement approved by court order.

-------------------------------------------------------------------   ----------
                   INSURANCE                              YES         NO
--------------------------------------------------------  ----------  ----------
--------------------------------------------------------  ----------  ----------
1. ARE WORKER'S  COMPENSATION,  GENERAL LIABILITY AND OTHER NECESSARY  INSURANCE
COVERAGES IN EFFECT?                                       X

2.  ARE  ALL  PREMIUM   PAYMENTS   PAID   CURRENT?         X
--------------------------------------------------------  ----------  ----------
--------------------------------------------------------  ----------  ----------
3. PLEASE ITEMIZE POLICIES BELOW.

--------------------------------------------------------  ----------  ----------
If the answer to any of the above questions is "no", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attached additional sheets if necessary.

-----------------------------------------------------------------------------
                             INSURANCE POLICIES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    TYPE OF                                                PAYMENT AMOUNT
    POLICY         CARRIER          PERIOD COVERED          & FREQUENCY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
            See attached schedule of current policies.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                    Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


-------------------------------------------------------------------------------
                                      Personnel
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                          Full Time   Part Time
                                                            Total       Total
1.  Total number of employees at beginning of period          36          -
2.  Total number of employees hired during the period         -           -
3.  Number of employees terminated or resigned during         4           -
    the period
4.  Total number of employees on payroll at end of            32          -
    period
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                  Change of Address
-------------------------------------------------------------------------------


      If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

      DATE OF CHANGE:  ______________________

      NEW ADDRESS: